Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

The Group evaluated all events that occurred up to the date of this report and determined that there were no events that would have required adjustment or disclosure in the consolidated financial statements, except the following:

Shanghai Youxu and Youxu Nanyang are the defendants in this case, with the plaintiff being Shanghai Jiehuan Intelligent Technology Co., Ltd. The parties had previously entered into a debt-to-equity swap agreement concerning multiple creditor’s rights. The agreement stipulated that the defendants were required to complete the equity transfer by May 31, 2025. Due to the procedural timeline required for the equity transfer, the defendants failed to complete it by the deadline. Consequently, the plaintiff filed a claim demanding the defendants pay the outstanding debt of RMB 5,800. The case had its first court hearing on August 12, 2025, and no judgment has been rendered yet. The parties are currently negotiating the possibility of an out-of-court settlement, with the primary objective still being the transfer of the relevant creditor’s rights. Based on the assessment by the Company and its external counsel that the plaintiff bears partial fault, the likelihood of the Company being required to repay the judgment is deemed not probable. As a result, the recognition of a liability is not required as the obligation does not meet the recognition criteria.

Xiamen Youxu and Youpin Shandong are the defendants in this case, with Yidong New Energy Technology Co., Ltd. as the plaintiff. The parties entered into a battery lease agreement in July 2022, under which the defendants agreed to lease new energy vehicles provided by the plaintiff. During the performance of the contract, the defendants discovered quality issues with the vehicle batteries supplied by the plaintiff. After multiple rounds of failed negotiations to resolve the issues, the defendants terminated the cooperation. The plaintiff subsequently filed a lawsuit, citing the defendants’ failure to pay rent on time. The case was first heard in court on September 11, 2025, the two parties reached a settlement in court. According to the settlement agreement issued by the court, the defendant is required to pay the outstanding compensation of RMB 892 to the plaintiff within the specified period. Upon receiving the mediation agreement, the company has recorded the relevant amount in other expenses and other payables.

Youxu Zibo and Youpin Shandong are the defendants in this case, with Shandong Qiying Industrial Investment and Development Co., Ltd. as the plaintiff. The parties entered into a contract in 2022, stipulating that the defendants would lease the plaintiff’s factory building and dormitories by means of equity transfer. In 2025, the plaintiff filed a lawsuit requesting the court to order the defendants to pay RMB 7,608 in rent and RMB 619 in liquidated damages. The case was heard in court on September 12, 2025, and no judgment has been rendered yet. Based on the Company’s and external’s judgement, there is no need to recognize a liability.